Innovator IBD 50 ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Aerospace/Defense - 5.4%
Howmet Aerospace, Inc.	11,357	$1,437,569
Rocket Lab USA, Inc. (a)(b)	86,991	2,527,089
		3,964,658

Agriculture - 1.0%
Vital Farms, Inc. (a)(b)	16,293	714,855

Apparel - 4.2%
Deckers Outdoor Corp. (a)	9,834	1,744,158
On Holding AG - Class A (a)(b)	22,765	1,363,168
		3,107,326
Biotechnology - 9.7%
Argenx SE - ADR (a)	2,192	1,436,045
GRAIL, Inc. (a)	94,166	2,851,347
Guardant Health, Inc. (a)	15,058	707,425
Travere Therapeutics, Inc. (a)	105,264	2,153,701
		7,148,518

Commercial Services - 9.6%
Remitly Global, Inc. (a)	60,324	1,417,614
Shift4 Payments, Inc. - Class A (a)(b)	18,393	2,204,401
Stride, Inc. (a)(b)	19,641	2,649,571
Toast, Inc. - Class A (a)	17,921	733,327
		7,004,913

Computers - 4.5%
Crowdstrike Holdings, Inc. - Class A (a)	1,807	719,313
ExlService Holdings, Inc. (a)	7,189	361,319
Fortinet, Inc. (a)	21,676	2,186,675
		3,267,307

Diversified Financial Services - 9.3%
Blue Owl Capital, Inc. - Class A	13,992	363,932
Coinbase Global, Inc. - Class A (a)	1,233	359,210
Dave, Inc. (a)	22,496	2,155,567
Interactive Brokers Group, Inc. - Class A	1,698	369,213
Marex Group PLC	60,299	2,152,071
SoFi Technologies, Inc. (a)	89,750	1,416,255
		6,816,248

Entertainment - 1.9%
TKO Group Holdings, Inc. (a)	9,146	1,419,551

Food - 3.5%
Sprouts Farmers Market, Inc. (a)	16,192	2,563,841

Healthcare-Products - 4.6%
Globus Medical, Inc. - Class A (a)	7,734	717,096
Natera, Inc. (a)	14,929	2,641,239
		3,358,335

Home Furnishings - 0.5%
SharkNinja, Inc. (a)	3,210	358,910

Insurance - 3.7%
Root, Inc./OH – Class A (a)	27,547	2,685,833

Internet - 9.4%
Hims & Hers Health, Inc. (a)	78,827	2,938,671
Meta Platforms, Inc. - Class A	530	365,265
Reddit, Inc. - Class A (a)(b)	7,104	1,417,603
Robinhood Markets, Inc. - Class A (a)	42,085	2,186,316
		6,907,855

Lodging - 1.0%
Atour Lifestyle Holdings Ltd. - ADR	26,273	720,143

Machinery-Diversified - 0.5%
Chart Industries, Inc. (a)	1,745	369,225

Miscellaneous Manufacturing - 3.5%
Axon Enterprise, Inc. (a)	3,925	2,559,806

Pharmaceuticals - 4.0%
Corcept Therapeutics, Inc. (a)	11,662	780,421
Mirum Pharmaceuticals, Inc. (a)	44,294	2,165,091
		2,945,512

Retail - 2.5%
Cava Group, Inc. (a)	2,651	358,018
Dutch Bros, Inc. - Class A (a)	23,200	1,450,464
		1,808,482

Software - 20.6%
Alignment Healthcare, Inc. (a)	93,674	1,441,643
BILL Holdings, Inc. (a)	3,765	364,339
Cloudflare, Inc. - Class A (a)	5,259	727,845
Doximity, Inc. - Class A (a)	43,549	2,573,746
Duolingo, Inc. (a)	6,005	2,185,760
Global-e Online Ltd. (a)	11,861	710,355
HubSpot, Inc. (a)	922	718,727
Klaviyo, Inc. - Class A (a)(b)	47,012	2,163,022
Palantir Technologies, Inc. - Class A (a)	31,487	2,597,363
Samsara, Inc. - Class A (a)	7,039	362,508
ServiceNow, Inc. (a)	1,255	1,278,067
		15,123,375
TOTAL COMMON STOCKS (Cost $66,935,488)		72,844,693

SHORT-TERM INVESTMENTS - 24.6%		Value
Investments Purchased with Proceeds from Securities Lending - 24.6%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (c)	18,008,821	18,008,821
TOTAL SHORT-TERM INVESTMENTS (Cost $18,008,821)		18,008,821

TOTAL INVESTMENTS - 124.0% (Cost $84,944,309)		90,853,514
Money Market Deposit Account - 0.0% (d)		29,605
Liabilities in Excess of Other Assets - (24.0)%		(17,563,292)
TOTAL NET ASSETS - 100.0%		$73,319,827
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $8,612,377 which represented 11.7% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator IBD 50 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$72,844,693	$–	$–	$72,844,693
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	18,008,821
Total Investments	$72,844,693	$–	$–	$90,853,514

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $18,008,821 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2025
(% of Net Assets)

Common Stocks	$72,844,693	99.4%
Investments Purchased with Proceeds from Securities Lending	18,008,821	24.6
Money Market Deposit Account	29,605	0.0
Liabilities in Excess of Other Assets	(17,563,292)	(24.0)
	$73,319,827	100.0%